UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2020

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, par value $.01 per share	IDT	New York Stock Exchange.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The term of the Fourth Amended and Restated Employment Agreement between Howard Jonas and IDT Corporation (the “Registrant” or the “Company”) is scheduled to expire on December 31, 2021. On December 16, 2020, the Compensation Committee of the Company’s Board of Directors approved a Fifth Amended and Restated Employment Agreement (the “Fifth Amended Agreement”) with Howard Jonas that will be replace the Fourth Amended and Restated Employment Agreement and be effective January 1, 2021. Pursuant to the Fifth Amended Agreement, Howard Jonas will receive an annual cash base salary of $250,000 from January 1, 2021 to December 31, 2021 for his role as senior advisor to the Chief Executive Officer and, if so designated by the Board of Directors, Chairman of the Board of the Company. Howard Jonas will be entitled to receive discretionary bonuses approved by the Chief Executive Officer or the Compensation Committee of the Company’s Board of Directors. The term of the Fifth Amended Agreement shall automatically extend for additional one-year periods, unless prior notice is given by either party.

A copy of the Fifth Amended Agreement is attached hereto as Exhibit 10.01 and is incorporated by reference herein as if set forth in full.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Company’s 2020 Annual Meeting of Stockholders was held on December 16, 2020 (the “Meeting”). Stockholders voted on the matters set forth below.

(b) (1) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the election of each of the Board of Directors nominees named in the Proxy Statement of the Company.

The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
Michael Chenkin	6,326,304	62,687	3,171	0	98.97
Eric F. Cosentino	6,206,427	182,564	3,171	0	97.09
Bill Pereira	5,836,172	552,619	3,370	0	91.30
Judah Schorr	6,206,056	182,937	3,169	0	97.09
Liora Stein	5,821,061	567,570	3,531	0	91.07

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
10.01	Fifth Amended and Restated Employment Agreement by and between IDT Corporation and Howard S. Jonas

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION
Dated: December 22, 2020
	By:	/s/ Shmuel Jonas
	Name:	Shmuel Jonas
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document
10.01	Fifth Amended and Restated Employment Agreement by and between IDT Corporation and Howard S. Jonas

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